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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              September 17, 1998
                                                              ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

             (ORIGINATOR OF THE FIRST USA CREDIT CARD MASTER TRUST)

LAWS OF THE UNITED STATES                    333-24227                      76-0039224
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(State or other jurisdiction of       (Commission File Number)     (IRS Employer Identification
incorporation or organization)                                                Number)
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201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
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(Address of principal executive offices)                              (Zip Code)

                   302/594-4117
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Registrant's telephone number, including area code

                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5. Other Events

        On September 17, 1998, First USA Bank, National Association, (the
"Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $1,506,025,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1998-7 and 1998-8.

        Series 1998-7 consists of $750,000,000 Class A Floating Rate Asset
Backed Certificates, and $67,770,000 Class B Floating Rate Asset Backed
Certificates, each of which has an average life of approximately three years.
Series 1998-7 also consists of $85,845,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

        Series 1998-8 consists of $500,000,000 Class A Floating Rate Asset
Backed Certificates, and $45,180,000 Class B Floating Rate Asset Backed
Certificates, each of which has an average life of approximately seven years.
Series 1998-8 also consists of $57,230,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

        First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

              1.1  Underwriting Agreement of First USA Credit Card Master Trust,
                   Series 1998-7 dated as of September 3, 1998, between First
                   USA Bank, N.A. and Banc One Capital Markets, Inc., as
                   Representative of the Underwriters set forth therein.

              1.2  Underwriting Agreement of First USA Credit Card Master Trust,
                   Series 1998-8 dated as of September 11, 1998, between First
                   USA Bank, N.A., and Credit Suisse First Boston Corporation.

              99.1 Series 1998-7 Supplement, dated as of September 17, 1998, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and
                   Servicer, and The Bank of New York (Delaware), as Trustee.

              99.2 Series 1998-8 Supplement, dated as of September 17, 1998, to the Pooling and Servicing Agreement, dated as of September 1,
                   1992, between First USA Bank, N.A., as Transferor and
                   Servicer, and The Bank of New York (Delaware), as Trustee.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST USA BANK, NATIONAL ASSOCIATION
                                         As Servicer



                                         By: /s/ TRACIE H. KLEIN
                                             -------------------
                                                 Tracie H. Klein
                                                 Vice President


Date: October 5, 1998
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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION                           PAGE NO.
-----------                       -----------                           --------

    1.1           Underwriting Agreement of First USA Credit
                  Card Master Trust, Series 1998-7 dated as of
                  September 3, 1998, between First USA Bank,
                  N.A. and Banc One Capital Markets, Inc., as
                  Representative of the Underwriters set forth therein.

    1.2           Underwriting Agreement of First USA Credit
                  Card Master Trust, Series 1998-8 dated as of
                  September 11, 1998, between First USA Bank,
                  N.A., and Credit Suisse First Boston
                  Corporation.

   99.1           Series 1998-7 Supplement, dated as of
                  September 17, 1998, to the Pooling and
                  Servicing Agreement, dated as of September 1,
                  1992, between First USA Bank, N.A., as
                  Transferor and Servicer, and The Bank of New
                  York (Delaware), as Trustee.

   99.2           Series 1998-8 Supplement, dated as of
                  September 17, 1998, to the Pooling and
                  Servicing Agreement, dated as of September 1,
                  1992, between First USA Bank, N.A., as
                  Transferor and Servicer, and The Bank of New
                  York (Delaware), as Trustee.